PROSPECTUS
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                                     [LOGO]


                               THE OSTERWEIS FUND


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                                  July 30, 2002


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                               THE OSTERWEIS FUND
                  a series of Professionally Managed Portfolios

The Osterweis Fund (the "Fund") is a no-load mutual fund that seeks to attain long-term total returns by investing primarily in common stocks. Osterweis Capital Management, Inc. (the "Adviser"), is the investment adviser to the Fund.


                                Table of Contents


AN OVERVIEW OF THE FUND........................................................2

PERFORMANCE....................................................................3

FEES AND EXPENSES..............................................................4

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.......................4

PRINCIPAL RISKS OF INVESTING IN THE FUND.......................................5

MANAGEMENT OF THE FUND.........................................................6

SHAREHOLDER INFORMATION........................................................6

PRICING OF FUND SHARES........................................................10

DIVIDENDS AND DISTRIBUTIONS...................................................10

TAX CONSEQUENCES..............................................................11

FINANCIAL HIGHLIGHTS..........................................................12

PRIVACY NOTICE................................................................13


This Prospectus sets forth basic information about the Fund that you should know before investing. It should be read and retained for future reference.

                  The date of this Prospectus is July 30, 2002

                               The Osterweis Fund


AN OVERVIEW OF THE FUND

WHAT IS THE FUND'S  The Fund seeks to attain long-term total returns.
INVESTMENT
OBJECTIVE?

WHAT ARE THE        The  Fund  invests   primarily in common stocks of companies
FUND'S PRINCIPAL    that  the Adviser believes offer superior  investment value.
INVESTMENT          In selecting investments,  the  Adviser focuses on companies
STRATEGIES?         that it believes to be undervalued or otherwise out-of-favor in the market, but that have attractive growth prospects.

WHAT ARE THE        There  is  the  risk   that  you  could  lose  money on your
PRINCIPAL RISKS investment in the Fund. For example, the market in general, OF INVESTING IN in which the Fund invests, may fall or the Adviser may be
THE FUND?           incorrect in its  expectations about the direction or extent of market movements. In addition, the following risks could affect the value of your investment:

                    o Interest  rates  go  up  which  can result in lower equity valuations
                    o Stocks  in  the  Fund's  portfolio  may not increase their earnings at the rate anticipated

WHO MAY WANT        The Fund may be appropriate for investors who:
TO INVEST           o Are pursuing a long-term goal such as retirement
IN THE FUND?        o Want  to  add  an  equity  investment  to  diversify their investment portfolio
                    o Are  willing  to accept  higher short-term risk along with higher potential for long-term growth of capital

                    The Fund may not be appropriate for investors who:
                    o Need regular income or stability of principal
                    o Are pursuing a short-term goal
PERFORMANCE

     The following performance information indicates some of the risks of investing in the Fund. The bar chart below illustrates how the Fund's total return has varied from year to year. The table below illustrates the Fund's average total return over time compared with a broad-based market index. This past performance (before and after taxes) will not necessarily continue in the future.

[GRAPH]


                          CALENDAR YEAR TOTAL RETURNS*


1994            -1.16%

1995            14.78%

1996            16.11%

1997            28.25%

1998            18.62%

1999            67.41%

2000             7.38%

2001            -9.84%

* The Fund's year-to-date return as of 6/30/02 was -7.23%.

     During the period shown in the bar chart, the Fund's highest quarterly return was 31.52% for the quarter ended December 31, 1999, and the lowest quarterly return was -16.20% for the quarter ended September 30, 1998.

Average Annual Total Returns as of December 31, 2001


                                                                            Since Inception
The Osterweis Fund                                1 Year     5 Years           (10/1/93)
                                                  ------     -------           ---------
     Return Before Taxes                          -9.84%     19.77%              15.95%
     Return After Taxes on Distributions(1)      -10.14%     17.46%              14.23%
     Return After Taxes on Distributions and
         Sale of Fund Shares(1)                   -5.82%     16.36%              13.29%
S&P 500 Index(2)                                 -11.89%     10.71%              13.84%

 ------------
(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2) The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



    Shareholder Fees
    (fees paid directly from your investment)
    Maximum sales charge (load) imposed on purchases                   None
    Redemption Fee (as a percentage of amount redeemed) *             2.00%
    Maximum deferred sales charge (load)                               None

    Annual Fund Operating Expenses
    (expenses that are deducted from Fund assets)
    Management Fees                                                   1.00%
    Distribution and Service (12b-1) Fees                              None
    Other Expenses                                                    0.43%
    Total Annual Fund Operating Expenses                              1.43%


     * The Redemption Fee applies only to those shares that have been held for less than 30 days. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading. This fee applies only to shares purchased after July 30, 2002.

     Example

     This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

         ------------------------ ---------- ---------- ---------- ------------
                                   1 Year     3 Years    5 Years    10 Years
         ------------------------ ---------- ---------- ---------- ------------
         The Osterweis Fund         $146       $452       $782       $1,713
         ------------------------ ---------- ---------- ---------- ------------


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     The investment objective and principal investment strategies described below are non-fundamental, which means that they may be changed by action of the Fund's Trustees without shareholder approval. If the Fund changes its investment objective or principal investment strategies, it will notify shareholders at least 60 days in advance of the change.

     The investment objective of the Fund is to seek to attain long-term total returns. Long-term total returns consist of growth of capital and current income.

     The Fund emphasizes the purchase of common stocks of companies that the Adviser believes offer superior investment value. The Adviser focuses on the securities of companies that it believes to be undervalued or otherwise out-of-favor in the market. The stock prices of such companies may be depressed by visible near-term problems and not reflect the companies' long-term prospects. The Adviser places particular emphasis on the analysis of a company's ability to generate cash and its management's deployment of this cash and on a company's longer-term growth prospects.

     The Adviser also seeks under-researched, high growth situations that it believes can be purchased at modest valuations as well as companies with substantial unrecognized assets and improving earnings prospects. As such companies achieve greater visibility and their stocks are accorded valuations more in line with the growth rates, the Adviser is inclined to regard them as candidates for sale, in order to reduce the risk of future earnings disappointments.

     Although not a principal investment strategy, the Fund may also invest in convertible securities and the securities of foreign companies.

     The Fund anticipates that it will have a low rate of portfolio turnover. This means that the Fund has the potential to be a tax efficient investment. This should result in the realization and the distribution to shareholders of lower capital gains, which would be considered tax efficient. This anticipated lack of frequent trading may also lead to lower transaction costs, which could help to improve performance.

Temporary or Cash Investments

     Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above. However, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents and short-term debt securities and money market instruments in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective. For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund's advisory fees and operational expenses.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The principal risks that may adversely affect the Fund's net asset value or total return have previously been summarized under "An Overview of the Fund." These risks are discussed in more detail below.

   Market Risk

     The Fund is subject to general market risk. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole.

     Small Capitalization Risk

     The Fund may wish to take advantage of attractive investment opportunities of start-up companies or companies with small and medium size market capitalization. Such companies are subject to certain risks such as narrower markets, fewer products or services to offer and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund's assets.

     Management Risk

     Management risk means that your investment in the Fund varies with the success or failure of the Adviser's investment strategies and the Adviser's research, analysis and selection of portfolio securities. If the Adviser's investment strategies do not produce the expected results, your investment could be diminished or even lost.

MANAGEMENT OF THE FUND

     Investment Adviser


     Osterweis Capital Management, Inc. is the investment adviser to the Fund. The Adviser's address is One Maritime Plaza, Suite 800, San Francisco, CA 94111. The Adviser has provided investment advisory services to individual and institutional accounts since 1983. As of June 30, 2002, the Adviser had assets under management in excess of $1.8 billion. The Adviser provides the Fund with advice on buying and selling securities. The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the Adviser a management fee, calculated daily and payable monthly, equal to 1.00% of its average daily net assets. For the fiscal year ended March 31, 2002, the Adviser received advisory fees of 1.00% of the Fund's average daily net assets.


   Portfolio Manager

     Mr. John S. Osterweis, President, Chief Investment Officer and Director of the Adviser, is primarily responsible for the management of the Fund's portfolio. Mr. Osterweis has over thirty years of securities analysis and portfolio management experience. He has held his current position with the Adviser for over five years.

SHAREHOLDER INFORMATION

   How to Buy Shares

    To open an account, you must invest at least the minimum amount as indicated below.

    ----------------------------------------- ------------------ ---------------
                                                   To Open           To Add to
    Minimum Investments                         Your Account       Your Account
    ----------------------------------------- ------------------ ---------------
    Regular Accounts                              $100,000            $1,000*
    Retirement and Tax-Deferred Accounts           $3,000             $1,000*
    ----------------------------------------- ------------------ ---------------

     The minimum initial investment required to open a Fund account depends on the nature of the account. For regular accounts, the Fund requires an initial investment of $100,000. For retirement and tax-deferred accounts (IRAs, SEP-IRAs, 401(k) accounts, pension and profit sharing plans, UGMA/UTMA accounts, etc.), an initial investment of $3,000 is required. To add to existing accounts, the Fund requires a minimum investment of $1,000 for all accounts. Initial investments in the Fund may be made in any amount in excess of this amount.

     * After you have opened a Fund account, you also may make automatic subsequent monthly investments with $250 or more through the Automatic Investment Plan. The minimum investment requirements may be waived from time to time by the Fund.

     You may purchase shares of the Fund by check, wire or Electronic Funds Transfer. Shares are purchased at the net asset value next determined after the Transfer Agent receives your order in proper form. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge will be imposed if your check does not clear. The Fund does not issue share certificates. The Fund reserves the right to reject any purchase in whole or in part.

     By Check

     If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail it with a check (made payable to "The Osterweis Fund") to:

Regular Mail                             Overnight Delivery
------------                             ------------------
The Osterweis Fund                       The Osterweis Fund
c/o U.S. Bancorp Fund Services, LLC      c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                             615 E. Michigan Street, Third Floor
Milwaukee, WI 53201-0701                 Milwaukee, WI  53202


NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

     If you are making a subsequent purchase, detach the stub that is attached to the account statement you will receive after each transaction and mail it together with a check made payable to "The Osterweis Fund" in the envelope provided with your statement or to the address noted above. You should write your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

     By Wire

     Please call the Transfer Agent toll free at (866) 236-0050 prior to sending a wire in order to obtain a confirmation number and to ensure prompt and accurate handling of the funds. Call the Transfer Agent between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading to advise them that you are making an investment by wire. The Transfer Agent will ask for your name and the dollar amount you are investing. You will then receive your account number and an order confirmation number. You should then complete the Account Application included with this Prospectus. Include the date and the order confirmation number on the Account Application and mail the completed Account Application to the address at the top of the Account Application. Ask your bank to transmit immediately available funds by wire in the amount of your purchase to:

   U.S. Bank, National Association
   777 East Wisconsin Ave.
   Milwaukee, WI 53202
   ABA Routing #0420-0001-3
   Credit: U.S. Bancorp Fund Services, LLC
   DDA #112-952-137
   Further Credit:         The Osterweis Fund
                           (shareholder name and account number)

     If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent at (866) 236-0050. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

   Through Brokers

     You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Adviser may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

   By Payment in Kind

     In addition to cash purchases, the Fund may, at its discretion, accept the purchase of Fund shares with a payment "in kind" in the form of shares of stock, bonds or other securities. Generally, any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund's objective and otherwise acceptable to the Adviser. If you purchase Fund shares in this manner, you will realize a capital gain or loss for federal income tax purposes on each security tendered.

   Automatic Investment Plan

     For your convenience, the Fund offers an Automatic Investment Plan. Under this Plan, after your initial investment, you authorize the Fund to withdraw automatically from your personal checking account an amount that you wish to invest, which must be at least $250. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

   Retirement Plans

     You may invest in the Fund by establishing a tax-sheltered individual retirement account ("IRA"). The Fund offers Traditional, Roth, Simple and SEP IRAs. For details concerning Retirement Accounts (including service fees), please call the Transfer Agent toll free at (866) 236-0050. If you wish to open a Section 403(b) or other retirement plan, please contact the Transfer Agent.

   How to Sell Shares

     You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business.

     You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to:

Regular Mail                           Overnight Delivery
The Osterweis Fund                     The Osterweis Fund
c/o U.S. Bancorp Fund Services, LLC    c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                           615 E. Michigan Street, Third Floor
Milwaukee, WI 53201-0701               Milwaukee, WI  53202

     Redemption proceeds will be mailed on the next business day to the address that appears on the Transfer Agent's records.

     A signature guarantee of each owner is required to redeem shares in the following situations:

o    If you change ownership on your account
o When you want the redemption proceeds sent to a different address than that on the account
o If proceeds are to be made payable to someone other than the account's owner(s)
o Any redemption transmitted by federal wire transfer to a bank other than your bank of record
o If a change of address request has been received by the Transfer Agent within the last 30 days

     Signature guarantees are designed to protect both you and the Fund from fraud. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide signature guarantees.

     If you complete the Redemption by Telephone portion of the Account Application, you can also redeem shares by calling the Transfer Agent toll free at (866) 236-0050. You may redeem all or some of your shares by Electronic Funds Transfer to a properly authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption. For a $15.00 fee, which will be deducted from your redemption proceeds, we can transmit the proceeds by wire to a pre-authorized bank account. The proceeds usually arrive at your bank, the first banking day after we process your redemption. If you have a retirement account, you may not redeem shares by telephone.

     When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

     Before executing an instruction received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders. You may request telephone redemption privileges after your account is opened by sending in a signed letter of instruction.

     You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

     Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund.

     If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

     The Fund may redeem the shares in your account if the value of your account is less than $1,500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $1,500 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,500 before the Fund takes any action.

   Short-Term Trading


     The Fund is intended for long-term investors. Short-term "market-timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all of the Fund's shareholders. For these reasons, the Fund will assess a 2.00% fee on the redemption of Fund shares held for less than 30 days. This fee is paid to the Fund to help offset transaction costs and administrative expenses. If you purchased shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. This fee does not apply to Fund shares acquired through the reinvestment of dividends. The Fund reserves the right to change the terms and amount of this fee upon at least 60 days' notice to shareholders. This fee applies only to shares purchased after July 30, 2002.


    Redemption in Kind

     The Fund reserves the right, at its discretion, to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

   Systematic Withdrawal Program

     As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program. You may call the Transfer Agent toll free at
(866) 236-0050 to arrange for regular monthly or quarterly fixed withdrawal payments. In order to participate in this Program, you must redeem a minimum amount of $100 per payment and your Fund account must maintain a value of at least $100,000. This Program may be terminated at any time by the Fund.

     A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. You may also elect to terminate your participation in this Program at any time by informing the Transfer Agent at (866) 236-0050.

PRICING OF FUND SHARES

     The price of the Fund's shares is based on the Fund's net asset value. This is calculated by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets consist of the market value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

     The net asset value of the Fund's shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

DIVIDENDS AND DISTRIBUTIONS

     The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund may make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31.

     All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution.

TAX CONSEQUENCES

     The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

     By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding. The Fund must also withhold a percentage of your taxable distributions and redemption proceeds if the IRS instructs the Fund to do so.

     If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

FINANCIAL HIGHLIGHTS

This table shows the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report and the Fund's financial statements are included in the Annual Report, which is available upon request.


For a capital share outstanding throughout each year
                                                                Fiscal Year Ended March 31,
                                                    2002       2001      2000        1999        1998
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of fiscal year         $20.72     $26.93    $17.97     $16.99      $12.88
                                                  ------     ------    ------     ------      ------
Income from investment operations:
         Net investment loss                        0.05       0.07     (0.10)     (0.04)       0.02
         Net realized and unrealized gain (loss)
                  on investments                   (0.70)     (1.74)    11.04       2.62        5.61
                                                   ------     ------    -----       ----        ----
Total from investment operations                   (0.65)     (1.67)    10.94       2.58        5.63
                                                   ------     ------    -----       ----        ----

Less distributions:
         From net investment income                (0.05)     (0.01)     -          -          (0.05)
         From net realized gain                    (0.21)     (4.53)    (1.98)     (1.60)      (1.47)
                                                   ------     ------    ------     ------      ------
Total distributions                                (0.26)     (4.54)    (1.98)     (1.60)      (1.52)
                                                   ------     ------    ------     ------      ------
Net asset value, end of year                      $19.81     $20.72    $26.93     $17.97      $16.99
                                                  ======     ======    ======     ======      ======
Total return                                       (3.04%)    (6.38%)   63.16%     17.20%      45.77%
Ratios/supplemental data:
Net assets, end of period (millions)              $69.7      $52.9     $48.0      $25.1       $22.4
Ratio of expenses to average net assets:
         Before fees waived and expenses absorbed
                  or recouped                       1.43%      1.45%     1.45%      1.69%       1.67%
         After fees waived and expenses absorbed
                  or recouped                       1.43%      1.45%     1.57%      1.75%       1.75%

Ratio of net investment income
         (loss) to average net assets:
         Before fees waived and expenses absorbed
                  or recouped                       0.33%      0.37%    (0.36%)    (0.21%)      0.21%
         After fees waived and expenses absorbed
                  or recouped                       0.33%      0.37%    (0.48%)    (0.27%)      0.13%
Portfolio turnover rate                            48.85%     31.77%    38.58%     31.19%      26.27%


PRIVACY NOTICE

   The Fund and the Adviser collect non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;

o    Information you give us orally; and

o    Information about your transactions with us or others.

     We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.


     In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.


--------------------------------------------------------------------------------

                               THE OSTERWEIS FUND
           a series of Professionally Managed Portfolios (the "Trust")

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus. You may receive free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                       Telephone: (866) 236-0050 toll-free

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. Reports and other information about the Fund are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov., or

o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.


               (The Trust's SEC Investment Company Act file number is 811-05037)